Exhibit 10.2

Tenancy Agreement ffl An Agreement made the .:lS day of Dec. described in Schedule I. Ilt - † - '9 1 * “ 1 “ & f .li ( :rr: *4 H U If ' p f f R - ) 1j'; .2o .l I between the Landlord and the Tenant as more paiticularly an1r. : The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly d e scribed in Schedule I and both patties agree to observe and perform the tenns and conditions as follow: * “ & fl=!. :n JJ; J l f U r ft R - 8/;Jf J:!.Wl & f J:!.3z5t JJ UfJ:!. lli& ffl AWf U nt Pft R - 8/;Jt PJ * , 1EloJ '.@'. 'i:f &Ri1YFfUf1Jfi)f : 1. The Tenant shall pay to the Landlord the Rent in advance on the first day of each and ev e 1 y calendar month during the Term . If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have the right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Land lord . f:El J tEfJ:!.WJ pgEJ/ J=l M % - JCJ::.lt% !Ht ffi 5E i¥Jf J:!. 'f * “ , { /alf:El /f'Jl!I!!Z f:El.3z Z B st;; t: JC pg{J'J*=!:it f st f:Ei.'ili: ' J'IIJ * 1: 8 3 i l J ' * “ ff * 1: t r t, f ! fx 'i' fi ' t ) J lli s f f_ † _ pf r X B ' J f: † _ 3 , z f m 1 “ 1 J t t fff i s I itE , 1¥] - t ;J J Jf m Ee . lffl:SZ: X % 1' ! fixf_ † _ pf T X t fi rfa l f _ † _ - { # i † sf p f T !}:: Ji j :i:J { O 2. 3. The Tenant shall not make any alteration and / or additions to the Pr e mises without prior written consent of the Landlord . f1:l tt i9. * “ 3 lm loJ Jw ' :f f f j * {'!= ff faJ &iJJ& I 9X1.JD 0 The Tenant shall not assign , transfer, sublet or pait with the possession o f the Premises or any pa1t thereof to any other person. This tenancy shall be personal to the Tenant named ther e in. fl=!. :f1 lf , ff f:El. 5t f .El * ;iat ftlz ff foJ † !l{B ; :fo/J* Jt f it ff:foJ '1lllfB 8 '% ffl t i l - r - ff ioJ Jt fiftA 0 Jt t fl=!. '9 tft1 1. M fl @A i'f 0 4. The Tenant shall comply with all ordinance s, regulations and mies of H ong Kong and shall observe and perform the covenants, te 1 ms and conditions of the Deed of Mutual C ovenan t a nd Sub - Deed of Mutual Covenant ( if any) relating to the Premises . The Tenant shall not contravene any negati v e or restrictive coven a nts contained in the Government Lease(s) under which the Premises ar e h e ld from the Go ve rnment . f J : ! . ; JHl 'i : Fi!l' - ; t J ! f 1 t iJ U D ; /J ; /JllJ& lo/J* PfT t 1 'J : kli : fflB"J pgs"JMMx O f . El ; Jf : foJit . & : Jlit : fo/J* “ ltffeJtpgs'J ' 8 ' : / 1 : tt tt - 1 . B"J / - f { of i M ' 9 t 1 11 Jfi $ )' . 0 5. T he Tenant shall during the Term pay and discharg e all charges in r e spect of water , electricit y, gas and telephone and other similar charges payable in respect of the Premises . fR t tH n H '9 M 17'1it tk mm s1 1 K J , t m• , ii , • t † Jt & ;ia tftt !Jij f t/ s ' J *ll' J , t 6. 7. The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted ) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement . 'fJ : ! . ' . † ' .; & 1 : f fJ : ! . ' 9 M l 7 ' 1 i W - J MPJ* pg : g 8 % l f ; itt H ( El ft, : f'ffel f !s &lzsl lm 8 ' 9 fl 63 PfT ii' " “ : B' 9 t “ 5 ' l :; l : E ; & 1 iN . El "JM ; ili \ i ' % 1 ts ; ' rn ; m t 1 : E loltt rtu r * l T : x :: s@J* “ 0 The Tenant shall pay to the Landlord the Security Deposit set out i n Schedul e I for the due obs e rvance and perfonn a nce of the terms and conditions herein contained and on his part to b e observed and pe r formed . Provided that there i s no antec e dent br e ach of an y of the tem 1 s and condition s h e rein contained , the Landlord shall refund the Security Deposit to the Tenant with o ut intere s t with in 30 days from the date of delivery of vacant possession of the Premises to the Landlord or settl e ment of an y out s t a nding payment owed by the T enant to the Landlord , whichever is later . If the R e nt an d/ or a n y charges payabl e by the Tenant hereunder o r a n y part thereo f shall be unpaid for seven (7) days after the same sh a ll become payable ( whether leg a ll y demanded or not) or if the Tenant shall commit a breach of any of the te 1111 s a nd conditions h e rein contain e d, it shall be lawful for the Landlord at any time thereafter to re - enter the Premis e s whereupon thi s Agreement s hall absolutely determine and Page l the Landlord may deduct a ny loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of s uch breach of the Tenant . f.El'. † '.]Jt 3Z:r it “ .1* tiE ( i;jfrLJ pf = f & - pfr5LJ)1t f * t H m U † . '. † '. '0'.& ml ff J I U.El &;'7J:J .El'. † '. p fr \ Wf 'tj'H1 { )1)':8'] j'fi: 0 ;E;f .E[ t HflWl i*.J:i \ fU* - =fi B!l:t 1s - &"; J i*.Jff foJfw ,X ffil 1 J* “ .{ 1J W 5(@1 3(a B".l:Jo/J* - t)Jff[ . Jw: X1i (tJ.tl 1 '1= ) =+*i*l , J rBi't f* t iE - f, f_ † _' . , † ' . © . f _ † . ftEJ m Z !l : t 1 s'& ; / ; J s[{i a' ; Jf : Eli : & 1 t ; i : t{ - tt' . Jl'J : i@i - t ::; 1 ( ( t ; ij=&L J ; t 1 ! 6 1 f . Jlli g - ; J - ) rn & !l : t 1 s'&" ; J J*Jff f oJf J , lx' * “ DJ g ; t Wj @I : Jo/J* fffi!l : tl † JkJW/ftr tJt t 1 e : * “ . oJ f* t iE i* . JtD f : Ei &"iJ ® * _ : E_pfr 8 S 1 1 , k iTIT . 1 l t : rJHn 1 J# T - @ - lWl * _ : E_ f . El ' . † ' . t"Jilii oJ 1 *! 1 ' . Z 8 " 1 ; 1 t 1 - tt' . - a - 5 t : fi lf . J 81 : J tMf iJ 0 8. Provided the Tenant shall have paid the Rent and other outgoings on the days a nd in the m a imer herein provided and observed and perfo 1111 the terms and conditions herein contained and on the Tenant ' s pati to be ob se 1 v ed and performed , the Tenant shall peacefully hold and enjoy the Premises during th e Term without any in tem 1 p tion by the Landlord . f_ † _'. † '. J'fi:B1 li t%if:El ;f D Ji&; † l;ij - =fi BJ! g :t &;"]J*lff1iiJ 1 · ffiliJ* “ . T - 1 1:Ef.El &;/;JWJJ*l - =f f_ † _ '. † '. ffl gt, fm* 0 9. The Landlord shall keep and maintain the structural parts of the Premise s including th e main drains, pipes and cables in prop e r state of repair provided that the Landlord 's liability s hall not b e incurr ed unl ess and until wr itten notice of any defect or want of repair has been given by the Tenant to t he Landlord and the Landlord shall ha ve failed to tak e reasonable steps to repair and remedy the same after the t ap s e of a reasonable time from the date of se 1 vice of such notice . * - = : t ; &f ; i'/lt . & r IHri m f * i*l - = : t MPl : il' l 31 51 ( 1 ' . If E “ . B" . l ! :; "Hf!i , if f - D'l : ti, ) nfi* : E_ ; JHE Wj ¥ U ffl B S ffii >f 1 :; t@ - ; ij' . lifff r : Ei t a 1 J*J 1 im ; : tj 1 tJ Mt ¥ , 10. 11. The Landlord shall pay the Property Tax payable in respect of the Pr em ises . * _:t '.lif tJ.t{i 1'im :Jo/J * B"1 * fll 0 T he Stamp Duty payable on this Agreement in duplicate shall b e b orne b y the Landlord a nd the Tenant in e qual s hares. * - =:t &f£1 - ci - Jt!i J!:t1s'&Si - rt wifBB'9 f P Zt fft l - - ¥ft f , fl 12. The Landlord a nd the Tenant ag ree to be bound by the additional term s and conditions in Sc h ed ule II (if any). * :E_,& f _ † _;g jj [5]:i jf v P f1 * = B'91l/1!JD { l { q: ( frD;ijtf;J t ) 0 13. If there is any conflict bet wee n the English version and the C hine se vers i on in thi s Ag r ee ment , the English version shall prevail. !1:t /;Ji*.J i' . J1 ::X:;;fs : W cf: 1 :X : 7.ls: f ¥ ;ij B , 1 X4 t ) ::X : ;$: , Received the Security Deposit of HK$ 25 , O O D by the Landlord * “ . 4 5(¥ LJ f£l:i Pfr:X B'9 {* iE:1fZ 11: - - - - - Received :2 - . key(s) of th e Premises by th e Te nant f.El'. † '.1 4!z:¥rJ* _rpfr 3(}m gt,:Jo/J* B/;Ji ffelfil; { Confirmed and accepted a ll the te1ms and conditions herein by the Landlord: * - =:t litmJ ill &Si i*.Jpfr;ijMMJ:Eti &"; JW: HK.ID / B.R . No. ( b - :7 - 6S.g 3 - OOQ ) • film! c l pJj* 1H citli @.1 † ( · in' ti l pJj * 1 H c tt H t / Hi ) ) Page 2

Schedule I
附表一

The Premises 物業	:	Rm 8, 4/F, Trans Asia Centre, 18 Kin Hong St, Kwai Chung, N.T., Hong Kong
The Landlord 業主	:	Chan Sau Ying whose * address / registered office is situate at 其通訊地址／註冊地址為 10/F, 31 Tit Shu St, Tai Kok Tsui, Kowloon, Hong Kong
Telephone No. / 電話	:	91953215
The Tenant 租客	:	Luduson Entertainment Limited whose * address / registered office is situate at 其通訊地址／註冊地址為 17/F, 80 Gloucester Road, Wanchai, Hong Kong
Telephone No. / 電話	:	91404134
Term 租期	:	From 由 1/1/2022 to 至 31/12/2022 (both days inclusive) (包括首尾兩天)
Rent 租金	:	HK$ 每月為港幣 25,000 per month
Security Deposit 保証金	:	HK$ 港幣 N/A

Schedule II
附表二

1. **User 用途**

The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for Office purpose only. (note – Please select one item : residential / commercial / office / shop / industrial)

租客除將該物業作 ______ 用途外，不可將物業或其任何部份作其他用途。(備註 – 請選一項：住宅／商業／辦公室／商店／工業)

2. **Miscellaneous Payments 雜項費用**

a) The Tenant shall be responsible for the following payments payable in respect of the Premises during the Term :
租客在租期內負責下列費用:

*(a)	Management fee 管理費	: $2500	(per month subject to revision from time to time) (每月金額 不時調整)
*(b)	Government Rates 差餉	: N/A	(subject to actual amount demanded by the Government) (每季以政府實收者為準)
*(c)	Government Rent 地租	: N/A	(subject to actual amount demanded by the Government) (每季以政府實收者為準)

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b) Page 4 The Landlord sha ll be responsible for the following payments payable in respect of the Premises during the Term: 1:.1 “ U l.M J*J :Jf Tf 1Jjl ffl : (note . - Please fill in the following if the Rent shall include any of the following expenses.) ( fffi 1 - frDfll. 'EI. t2iJX: Tff faJ - ffl!MJ J , t J/i “ Jl -- H !J €ifi {5J) - *(a ) Management fee NIA *(b) Government Rates I'] $ 200 - 0 (per month subject to revision from time to time) (B A fill :;rs mslfll (subject to actual a mount demanded by the Government) ( 'El J:Jj&JB'if ly:tf $) *(c ) Government Rent j:Jt;f ll. ,1>2000 (subject to actual amount demanded by the Government) ( 'El J:) i&Jff1f ly:1'f $) * delete where appropriate ffilllf*::f ffl 1f to ( both days inclusive) ('El.f 28i f,IJJ ) 4. Break Clause llaffl:fl Notwithstanding anything to the contrary herein e ntained, e ith er paiiy shall be entitled to terminate this Agreement earlier than as herein provided by serving not les s _ _ _ month s' Rent in lieu to the other party provided that the sa id written months ' written notice or by paying · expiration of the month of the Term of Te nanc y. {fli'i fg' JW>Z:::ftt , ff f aJ - :15oJ t i'7 - 15:;ry ;fj _ _ { A Ef:J . lffi}ffi U . JlU J:l. : - - lffi - :;i:: ffl M2 tt Z M Fl J*J• lli · 5. Others ;ltflg